SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): January 27, 2003



                        FORTUNE ENTERTAINMENT CORPORATION
                   ------------------------------------------
             (Exact name of Registrant as specified in its charter)



     Delaware                           0-23859                   88-0405437
--------------------                  ------------             ---------------
(State or other jurisdiction       (Commission File No.)       (IRS Employer
of incorporation)                                           Identification No.)



                        Fortune Entertainment Corporation
                        8920 W. Tropicana Ave., Suite 102
                               Las Vegas, NV 89147
                  -------------------------------------------
          (Address of principal executive offices, including Zip Code)


        Registrant's telephone number, including area code: (702) 614-6124
                                                            --------------




                                       N/A
                           --------------------------
           (Former name or former address if changed since last report)

Item 4.  Change in Registrant's Certifying Accountant

     Effective January 27, 2003 the Company decided to replace (i.e. "dismissed") Merdinger, Fruchter, Rosen & Company ("Merdinger, Fruchter") with Schumaker & Associates, Inc. as the Company's independent certified public accountants. Merdinger, Fruchter audited the Company's financial statements for the fiscal year ended December 31, 2001. The report of Merdinger, Fruchter for this fiscal year did not contain an adverse opinion, or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. However, the report of Merdinger, Fruchter for this fiscal year was qualified with respect to uncertainty as to the Company's ability to continue as a going concern. During the Company's two most recent fiscal years and subsequent interim period ending January 27, 2003, there were no disagreements with Merdinger, Fruchter on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Merdinger, Fruchter would have caused it to make reference to such disagreements in its reports.

     The Company has authorized Merdinger, Fruchter to discuss any matter relating to the Company and its operations with Schumaker & Associates.

     The change in the Company's auditors was recommended and approved by the board of directors of the Company. The Company does not have an audit committee.

      During the two most recent fiscal years and subsequent interim period ending January 27, 2003, the Company did not consult Schumacher & Associates regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

      Schumacher & Associates has reviewed the disclosures contained in this 8-K report. The Company has advised Schumacher & Associates that it has the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Company's disclosures herein, or stating any reason why Schumacher & Associates does not agree with any statements made by the Company in this report. Schumacher & Associates has advised the Company that nothing has come to its attention which would cause it to believe that any such letter was necessary.

Item 7.  Financial Statements, Pro Forma Financial Information

(a)  Not Applicable
(b)  Not Applicable
(c)  Exhibits

      Exhibit 16:

     The letter from the Company's former auditors confirming the information in
Item 4 will be filed by amendment.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 30, 2003
                                 Fortune Entertainment Corporation




                                 By:  /s/ Douglas Sanderson
                                     -----------------------------
                                     Douglas Sanderson, President